UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2019

FAT Brands Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38250	82-1302696
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9720 Wilshire Blvd., Suite 500 Beverly Hills, CA	90212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 319-1850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01. Entry into a Material Definitive Agreement.

On October 3 and October 4, 2019, FAT Brands Inc. (the “Company”) completed the initial closing of its continuous public offering (the “Offering”) of up to $30,000,000 of units (the “Units”) at $25.00 per Unit, with each Unit comprised of one share of 8.25% Series B Cumulative Preferred Stock (“Series B Preferred Stock”) and 0.60 warrants (the “Warrants”) to purchase common stock at $8.50 per share, exercisable for five years. At the initial closing of the Offering, the Company completed the sale of 43,080 Units for gross proceeds of $1,077,000.

The Offering is being conducted pursuant to an Offering Statement qualified by the Securities and Exchange Commission (“SEC”) under Regulation A of Section 3(6) of the Securities Act of 1933, as amended, for Tier 2 offerings. The Offering will continue until the earlier of $30,000,000 of Units have been sold or one year after the date the Offering Statement has being qualified by the SEC, unless the Offering is earlier terminated by the Company in its sole discretion.

TriPoint Global Equities, LLC and Digital Offering, LLC are acting as the Company’s exclusive selling agents (the “Selling Agents”) for the Offering on a “best efforts” basis. On October 3, 2019, the Company entered into a Selling Agency Agreement with the Selling Agents, under which the Company agreed to pay the Selling Agents a fee of 7.28% of the gross proceeds received by the Company in the Offering plus a five-year warrant to purchase Units exercisable for 1.25% of the total Units sold in the offering.

In connection with the Offering, the Company filed with the Secretary of State of Delaware a Certificate of Designation of Rights and Preferences of Series B Cumulative Preferred Stock, designating a total of 1,200,000 shares of Series B Preferred Stock, and entered into a Warrant Agency Agreement with VStock Transfer, LLC, to act as the Warrant Agent for the Warrants. The Warrant Agency Agreement includes the form of Warrant Certificate issued to investors in the Offering.

The foregoing descriptions of the Selling Agency Agreement, Warrant Agency Agreement, Warrant Certificate, and Certificate of Designation are qualified in their entirety by reference to the forms of such documents, copies of which are filed as exhibits to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

3.1	Certificate of Designation of Rights and Preferences of Series B Cumulative Preferred Stock
10.1	Selling Agency Agreement, dated October 3, 2019
10.2	Warrant Agency Agreement, dated October 3, 2019 (including form of Warrant Certificate)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FAT Brands Inc.

Date: October 9, 2019	By:	/s/ Andrew A. Wiederhorn
Andrew A. Wiederhorn
Chief Executive Officer

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